Decoding Biology To Radically Improve Lives Management Presentation Exhibit 99.2

This presentation and any accompanying discussion or documents may contain information that includes or is based upon "forward-looking statements" within the meaning of the Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry, management's beliefs and certain assumptions we have made. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. Forward-looking statements made in this presentation include statements about the initiation, timing, progress, results, and cost of our research and development programs and our current and future preclinical and clinical studies, the size of the market opportunity for our drug candidates, our ability to identify viable new drug candidates for clinical development and the accelerating rate at which we expect to identify such candidates, our expectation that the assets that will drive the most value for us are those that we will identify in the future using our datasets and tools, and many others. Forward-looking statements made in this presentation. They are neither historical facts nor assurances of future performance, are subject to significant risks and uncertainties, and may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements . For a discussion of factors that could affect our business, please refer to the "Risk Factors" sections in our filings with the U.S. Securities and Exchange Commission, including our most recent Quarterly Report on Form 10-Q and our Annual Report on Form 10-K. This presentation does not purport to contain all the information that may be required to make a full analysis of the subject matter. We undertake no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its own internal research is reliable, such research has not been verified by any independent source. Any non-Recursion logos or trademarks included herein are the property of the owners thereof and are used for reference purposes only. Forward Looking Statements

Expanded Bayer collaboration to use mapping and navigating techniques to explore fibrotic diseases Announced transformational collaboration with Roche-Genentech focused in neuroscience Initiated 4 clinical trials in 3 quarters Phase 2 clinical trial evaluating REC-994 for the potential treatment of CCM Phase 2/3 clinical trial evaluating REC-2282 for the potential treatment of NF2 Phase 2 clinical trial evaluating REC-4881 for the potential treatment of FAP Phase 1 clinical trial evaluating REC-3964 for the potential treatment of Clostridium difficile Infection Nominated REC-4881 as a clinical program for the potential treatment of AXIN1/APC mutant cancers with an initial focus in HCC and Ovarian; Phase 2 trial in planning What’s New at Recursion Near-Term Potential for additional INDs and clinical starts Potential for additional partnership(s) in large, intractable areas of biology Potential option exercises for partnership programs Potential option exercises for map building initiatives or data sharing Potential for consolidation of technologies, talent and assets to accelerate the Recursion OS Medium-Term Multiple POC readout(s) for AI-discovered programs Potential additional partnership(s) in large, intractable areas of biology Potential additional option exercises for partnership programs Potential significant option exercises for map building or data sharing Recursion OS begins to move to Autonomous Map Building and Navigation with automated chemical synthesis, digital chemistry and predictive ADMET tools Recent Milestones Achieved Upcoming Potential Milestones

The multi-trillion dollar biopharma industry faces pressure amidst declining efficiency in drug discovery… … while technology expands value creation across virtually every industry, creating an arbitrage Recursion is designed to exploit. Opportunity 50B 100M 500K 1K 100 Compute Power (Transistors per Microprocessor) NME’s per $B spent (inflation adjusted) Moore’s Law: Computing power becomes faster and less expensive over time Eroom’s Law: Drug discovery is becoming slower and more expensive over time Adapted from Scannell et al and Our World in Data

Real (atoms) Digital (bits) 1 Profile Systems Capture high-dimensional data to create a digital record of reality (things, places, preferences, etc.) Data Aggregate and organize data to create digital maps of reality Algorithms Navigate digital maps to predict novel relationships, then try them in reality 3 2 1 2 Many successful tech companies exploit an iterative loop of data collection and algorithms designed to predict and test complex relationships 3 Trademarks are the property of their respective owners and used for informational purposes only.

How we build maps of biology and chemistry to drive value

Enables quality, reliability, repeatability and scale Novel Insights at Scale 44 different human cell types small molecule library, we believe this scale is on par with some large pharma companies arrayed CRISPR guides cytokines and soluble factors ~1.5 Million 130K 1K Diverse Biological and Chemical Inputs Recursion OS Robotic Automation at Scale Up to 2.2 Million wet-lab experiments per week profiling genes and compounds, we believe we are one of the largest phenomics (human cellular image-based) data producers Digitization of Biology and Chemistry ~19 Petabytes of proprietary high-dimensional data, we believe this is one of the largest relatable in vitro biological and chemical dataset ML-Based Analysis Top 500 supercomputer across any industry (TOP500 List, Jun 2022), we leverage vast neural networks and multiomics approaches to extract features and drive insights 2.5 Trillion relatable hypotheses across multiple biological and chemical contexts ML-Based Relationships High-Dimensional Validation 13K near whole exomes per week, we believe we are one of the largest transcriptomics data producers 5K proteomics panels in 2021 Up to Top 500 ~19 Petabytes 2.2 Million / Week

Well-known primary relationships between key members of five pathways: JAK/STAT | SWI/SNF | TGFβ | RAS | Proteasome All primary relationships found by the Recursion OS between key members of five pathways: JAK/STAT | SWI/SNF | TGFβ | RAS | Proteasome Traditional Approach to Biology Recursion’s Approach to Biology Historical tools and the limits of human cognition have led to oversimplifying complex biological systems

Data shown are the averages of all our programs from 2017 through 2021. All industry data adapted from Paul, et al. Nature Reviews Drug Discovery. (2010) 9, 203–214 Screen — Hit ID — Validated Lead — Advanced Candidate — Development Candidate — Industry Recursion Failing faster and earlier to › › spend less › Cost to IND ($M) 25 — 20 — 15 — 10 — 5 — 0 — Industry 40 — 30 — 20 — 10 — 0 — › and go faster 100 80 60 51 80% 75% 85% 100 64 33 64% 52% 73% 20 61% Mapping and navigating the complex systems of biology and chemistry has demonstrated leading indicators of efficiency Stage Time to Validated Lead (mo) Recursion Industry Recursion 15 Industry Recursion

Preclinical Late Discovery Oncology Rare & Other Please note that due to the advancement of our AXIN1/APC mutant cancers with an initial focus in HCC and Ovarian program towards a Phase 2 clinical trial, we have decided to deprioritize our GM2 program and redirect resources. Recursion will make efforts to work with patient foundations to transfer relevant scientific knowledge. All populations defined above are US and EU5 incidence unless otherwise noted. EU5 is defined as France, Germany, Italy, Spain and UK. (1) Our program has the potential to address a number of indications driven by MYC alterations, totalling 54,000 patients in the US and EU5 annually. We have not finalized a target product profile for a specific indication. (2) Our program has the potential to address a number of indications in this space. (3) Prevalence for hereditary and sporadic symptomatic population. (4) Annual US and EU5 incidence for all NF2-driven meningiomas. Therapeutic Area Indication AXIN1/APC MUTANT CANCERS WITH AN INITIAL FOCUS IN HCC AND OVARIAN (AXIN1/APC mutant cancers including HCC and ovarian; est. 7K) CANCER IMMUNOTHERAPY TARGET BETA (Multiple; 15K2) MYC-DRIVEN ONCOLOGY (MYC; est. 54K1) HRD-NEGATIVE OVARIAN CANCER TARGET GAMMA (HRD-negative ovarian cancer; 13K) FAMILIAL ADENOMATOUS POLYPOSIS (APC; est. 50K) KRAS/STK11-DRIVEN CHECKPOINT RESISTANCE (KRAS/STK11; est. 11K) CEREBRAL CAVERNOUS MALFORMATION (CCM; est. 360K3) NEUROFIBROMATOSIS TYPE 2 (NF2; est. 33K4) CLOSTRIDIUM DIFFICILE COLITIS (est. 730K) Our pipeline reflects the scale and breadth of our approach More than a dozen early discovery and research programs in oncology, neuroscience, inflammation & immunology, and rare disease CANCER IMMUNOTHERAPY TARGET ALPHA (Multiple; 72K2) Phase 1 Phase 2 Phase 3 Partnership Programs MULTIPLE PROGRAMS ADVANCING SIMULTANEOUSLY

Internal Pipeline - Rare Genetic Diseases Partnership strategy Internal Pipeline Discovery Partnerships Build wholly-owned pipeline in indications with potential for accelerated path to approval We harness the value and scale of our maps of biology and chemistry using a capital efficient business strategy Recursion OS Pipeline strategy Partner in complex therapeutic areas requiring large financial commitment and competitive market dynamics Leverage partner knowledge and clinical development capabilities Fibrosis Other large, intractable areas of biology Neuroscience *and a single oncology indication Oncology Rare Disease

Fibrosis Neuroscience *and a single oncology indication $30M upfront and $50M equity investment Up to or exceeding $1.2B in milestones for up to or exceeding 12 programs Mid single-digit royalties on net sales Recursion owns all algorithmic improvements $150M upfront and up to or exceeding $500M in research milestones and data usage options Up to or exceeding $300M in possible milestones per program for up to 40 programs Mid to high single-digit tiered royalties on net sales Recursion owns or co-owns all algorithmic improvements Our existing partnerships represent some of the most significant scientific collaborations in biopharma (Announced Sep 2020; Expanded Dec 2021) (Announced Dec 2021) Trademarks are the property of their respective owners and used for informational purposes only.

Novel efficacy and insights at scale Near-Term Today Intermediate-Term Automated molecular microsynthesis at scale Recursion OS enables quality, reliability, repeatability and scale Continued digital chemistry, SAR and predictive ADMET OS build Leverage new datasets and technology to improve translation, clinical predictions, and trial efficiencies Past Industrialization of drug discovery and development Brute force search The roadmap – multiple cycles of learning and iteration Long-Term

Advanced degrees Employees Team Members ~500 What it takes to make this happen – a new kind of team and culture 42% ESG Highlights Data shown reflective of Q2 2022 and Recursion’s 2022 ESG report Inaugural ESG report in 2022 – reporting on Healthcare and Technology Metrics 100% of electricity powering our Biohive-1 supercomputer comes from renewable sources 45% Female Male 53% 1% Non-Binary Parity Pledge Signer - gender parity and people of color parity Life Sciences – biology, chemistry, development, etc. Technology – data science, software engineering, automation, etc. Strategic Operations 2030 Goals - Achieve net-zero GHG emissions - Achieve equal gender representation Community Impact Committed to ESG Excellence Founding Partner, Life Science Accelerator Founding Member, Life Science Collective

Board of Directors TINA LARSON President & COO Executive Team DEAN LI, MD/PHD RXRX Co-Founder, President of Merck Research Labs ROB HERSHBERG, MD/PHD Co-Founder/CEO/Chair of HilleVax, Former EVP, CSO & CBO at Celgene BLAKE BORGESON, PHD RXRX Co-Founder, Board Member Machine Intelligence Research Institute SHAFIQUE VIRANI, MD FRCS Chief Business Officer & Interim CMO MICHAEL SECORA, PHD Chief Financial Officer HEATHER KIRKBY, MBA Chief People Officer BEN MABEY Chief Technology Officer CHRIS GIBSON, PHD Co-Founder & CEO, RXRX TERRY-ANN BURRELL, MBA CFO & Treasurer, Beam Therapeutics LOUISA DANIELS, JD MBA Chief Legal Officer & General Counsel Trademarks are the property of their respective owners and used for informational purposes only. Our leadership team brings together experience & innovation to lead TechBio ZAVAIN DAR Co-Founder & Partner, Dimension KRISTEN RUSHTON, MBA SVP of Business Operations CHRIS GIBSON, PHD Co-Founder & CEO R. MARTIN CHAVEZ, PHD Chairman, RXRX Board Member of Alphabet, Vice-Chair of 6th Street, Former CFO/CIO of GS ZACHARY BOGUE, JD Co-Founder & Partner, Data Collective

Impact

How we navigate maps of biology and chemistry to turn drug discovery into a search problem

This is a whole-genome arrayed CRISPR knock-out Map generated in primary human endothelial cells Every gene is represented in a pairwise way (each is present in columns and rows) Dark Red indicates phenotypic similarity according to our neural networks while Dark Blue indicates phenotypic anti-similarity (which in our experience often suggests negative regulation) We can add the phenotypes of hundreds of thousands of small molecules at multiple doses and query and interact with these maps using a web application ß All Human Genes with Significant Effects in this Cellular Context à ß All Human Genes with Significant Effects in this Cellular Context à Genome-scale mapping

Many known mitochondrial-related genes cluster together along with a few less well-known genes

JAK1 JAK1 The JAK / STAT pathway clustered by strength of interaction, including both similar genes (red) and ‘opposite’ genes (blue) – note that both expected and less well-known genes can serve as novel hypotheses

20S Subunit 26S Subunit The 20S and 26S proteosomes form expected clusters that give confidence in this Map, one of many we have built – however, the most exciting elements of each map are the tens of thousands of unknown and unexplored high-confidence relationships

CDK12 Gene A CDK12 2.5μM Gene A 1.0μM 2.5μM 0.1μM 0.25μM 1.0μM 0.1μM 0.25μM REC-65029 Goal: Identify potential first-in-class tumor-targeted precision therapeutic NCE with novel MOA capable of potentially treating HRD-negative ovarian cancer Phenomap insight: Inhibition of target Gene A (for example, with REC-65029) may mimic inhibition of CDK12 while mitigating toxicity due to CDK13 inhibition Result: Single agent and in combination with olaparib in HRD-negative ovarian cancer CDX and PDX models showed durable efficacy – including 100% complete response OV0273 PDX – REC-65029 dosed at 85 mg/kg PO, BID, olalparib dosed at 90mg/kg PO QD; ** p<0.01 **** p<0.0001 Single agent and combination (with olaparib) in an HRD-negative ovarian cancer PDX model with durable response Treatment stopped on Day 28 OV0273 PDX OV0273 PDX (Survival) 80% CR by day 14 in combo 100% CR Target γ: Novel CDK12-adjacent target for potentially treating HRD-negative ovarian cancer

Recursion’s Clinical Programs

US + EU5 PREVALENCE CAUSE LOF mutations in genes CCM1, CCM2 & CCM3, key for maintaining the structural integrity of the vasculature due to unknown mechanisms PATHOPHYSIOLOGY Vascular malformations of the CNS leading to focal neurological deficits, hemorrhage and other symptoms OUR REASON TO BELIEVE Efficacy in Recursion OS as well as functional validation via scavenging of massive superoxide accumulation in cellular models; reduction in lesion number with chronic administration in mice KEY ELEMENTS Targeting sporadic and familial symptomatic CCM patients with CCM1, CCM2, and CCM3 mutations Phase 2 clinical trial initiated in Q1 2022 Once daily oral dosing US & EU Orphan Drug Designation Phase 2 Trial Underway – REC-994 for Cerebral Cavernous Malformation (CCM) 360,000 Julia – living with CCM Phase 2a Study Design: High Dose Low Dose Placebo 1:1:1 52-Week Treatment Open Label Extension 1° - Safety and Tolerability 2° - Imaging, neuro assessments and PROs CCM Confirmed with MRI Endpoints

US + EU5 PREVALENCE CAUSE LOF mutations in NF2 tumor suppressor gene PATHOPHYSIOLOGY Inherited rare CNS tumor syndrome leading to loss of hearing and mobility, other focal neurologic deficits OUR REASON TO BELIEVE Efficacy in Recursion OS, cellular, and animal models; suppression of aberrant ERK, AKT, and S6 pathway activation in a Phase 1 PD Study in NF2 patient tumors Phase 2/3 Trial Underway – REC-2282 for NF2-Mutated Progressive Meningioma 33,000 Adaptive Phase 2/3 Study Design Ricki – living with NF2 REC-2282 40mg REC-2282 60mg 1:1 6 x 1 Mo. Cycles 1° - PFS 2° - TTR, DOR & ORR Interim Analysis 20 x 1 Mo. Cycles REC-2282 Placebo 2:1 26 x 1 Mo. Cycles Progressive NF2- mutated meningioma Progressive NF2- mutated meningioma Phase 2 Phase 3 KEY ELEMENTS Targeting familial and sporadic NF2 meningioma patients Phase 2/3 clinical trial initiated in Q2 2022 Oral bioavailability and CNS exposure together are unique among clinical-stage HDAC inhibitors Fast-Track and US Orphan Drug Designation Endpoints

US + EU5 PREVALENCE CAUSE Inactivating mutations in the tumor suppressor gene APC PATHOPHYSIOLOGY Polyps throughout the GI tract with extremely high risk of malignant transformation OUR REASON TO BELIEVE Efficacy in the Recursion OS shows that specific MEK 1/2 inhibitors had an effect in context of APC LOF. Subsequent mouse model APCmin showed potent reduction in polyps and dysplastic adenomas KEY ELEMENTS Targeting Classical FAP patients (w/ APC mutation) Phase 2 clinical trial initiated in Q3 2022 Oral Dosing & Gut-Biased Fast-Track and US & EU Orphan Drug Designation Phase 2 Trial Underway – REC-4881 for Familial Adenomatous Polyposis (FAP) 50,000 Phase 2 Study Design: Endpoints High Dose Low Dose Placebo 2:2:1 Open Label Extension 1° - Δ Polyp burden at 12M 2° - PL, Safety, polyp # and histological grade FAP with APC mutation confirmed 48 Week Treatment

US + EU5 PREVALENCE CAUSE Release of C. difficile toxins by colonizing bacterium  causes degradation of colon cell junction, toxin transit to bloodstream, and morbidity to host  PATHOPHYSIOLOGY Highly recurrent infectious disease with severe diarrhea, colitis, and risk of toxic megacolon, sepsis, and death OUR REASON TO BELIEVE Recursion OS identified a new chemical entity for recurrent C. difficile infection and potentially prophylaxis via glycosyl transferase inhibition with potential to be orally active KEY ELEMENTS Orally active small molecule toxin effect inhibitor Non-antibiotic approach with potential for  combination with SOC and other therapies for  recurrent disease Designed for selective antitoxin pharmacology to target infection with minimal off target systemic effects Phase 1 clinical trial initiated in Q3 2022 Phase 1 Trial Underway – REC-3964 for Clostridium difficile Colitis 730,000 Phase 1 Study Design: Endpoints Colleen – overcame recurrent C diff. Multiple Ascending Dose – randomized, double-blind, placebo controlled, (5 dose levels) Safety, tolerability, and PK Healthy subjects Single Ascending Dose – randomized, double-blind, placebo controlled, (6 dose levels) Part A Part B

PREVALENCE CAUSE LOF mutations in AXIN1/APC tumor suppressor genes PATHOPHYSIOLOGY Alterations in the WNT pathway are found in a wide variety of tumors, in particular HCC and Ovarian cancers, and confer poor prognosis and resistance to standard of care OUR REASON TO BELIEVE Efficacy in the Recursion OS and favorable results in PDX models harboring AXIN1/APC mutations vs. wild-type and leading to a significant PFS benefit in HCC and Ovarian tumors New Clinical Program – REC-4881 for the potential treatment of AXIN1/APC mutant cancers with an initial focus in HCC and Ovarian Gross morphology of HCC 7,100 US + EU5 REC-4881 dosed at 3 mg/kg QD for up to 21 days. 3 mice per treatment per model (3 x 3 x 3) design; REC-4881 dosed at 3 mg/kg QD for up to 21 days. 3 mice per treatment per model (3 x 3 x 3) design. Combined HCC + Ovarian PDX mouse models Mutant Wildtype Tumor Growth Inhibition (%) Average TGI: ~71% mutant vs ~48% wildtype Median TGI: ~72% mutant vs ~47% wildtype 60% TGI is considered a benchmark for clinical efficacy Significant association between AXIN/APC mutation & response in combined HCC + Ovarian PDX models (p=0.001) Single agent REC-4881 leads to a significant PFS benefit in HCC and Ovarian PDX models harboring AXIN1/APC mutations AXIN1/APC Wildtype AXIN1/APC Mutant p = 0.23 p = 0.0009

Recursion’s Notable Preclinical Oncology Programs

Immunotherapy-induced markers of inflammation are reduced in the periphery IFN-ɣ increased in plasma under immunotherapy but was suppressed in combination with REC-648918 Higher relative levels of IFN-ɣ were maintained under combination treatment Gene B Gene B REC-648918 REC-648918 BIRC2 Gene A Gene A BIRC2 Goal: Identify novel compounds capable of re-sensitizing tumors with tumor-intrinsic resistance factors to checkpoint therapy Phenomap insight: Novel compound (REC-648918) identified with similarity to knockout of potential immunotherapy resistance gene targets (Gene A, Gene B) Result: Reduction in tumor growth vs anti-PD-1 alone in both CT26 checkpoint resistance and EMT6 models – including 40% and 80% complete response in combination in each model, respectively CT26: mouse colon carcinoma. REC-648918 was dosed PO, QD for 5 weeks at 100mg/kg. Anti-PD-1 was dosed IP, BIW for 5 weeks at 10mg/kg. 10 mice per group, dosing initiated when tumors reached ~ 80 mm3; * p<0.05 ** p<0.01 **** p<0.0001; ^ Combination treatment in EMT6 resulted in 8 CR and 8 rejections on re-challenge Tumor-intrinsic immune resistance Target α: Potential first-in-class NCE with novel MOA to enhance anti-PD-(L)1 response CT26 REC-648918 REC-648918 + aPD1 Vehicle Anti-PD-1 40% CR in combo Tumor Volume (mm3) CT26 Efficacy demonstrated in CT26 checkpoint resistance mouse model Complete response (CR) in 4 of 10 mice was observed, with resistance to re-challenge in 3 of 4 mice Similar results were observed in the EMT-6 syngeneic model where 8 of 10 mice achieved CR and resisted rechallenge

Goal: Identify novel compounds capable of re-sensitizing tumors to checkpoint therapy in STK11 mutant cancers Phenomap insight: Novel class of compounds (REC-64151) inferred to rescue loss of STK11 Result: REC-64151 restores anti-PD1 (aPD1) response of STK11 mutant CT26 tumors (Fig. A, B) and demonstrated enrichment of CD8+ T-cells (Fig.C) STK11 0.25 µM STK11 2.5 µM 2.5 µM 0.25 µM REC-64151 REC-64151 CT26 STK11 KO days CT26 WT days Anti-PD-1 dosed at 10mg/kg; REC-64151 dosed at 100mg/kg; ** p<0.01 **** p<0.0001 REC-64151 restores anti-PD1 response of STK11 mutant CT26 tumors REC-64151 combination with anti-PD1 enriches CD8 T-cells REC-64151 + aPD1 CD8+ T cells Vehicle aPD1 REC-64151 REC-64151 + aPD1 REC-64151 aPD1 Vehicle (A) (B) (C) Tumor-intrinsic immune resistance KRAS/STK11: Potential first-in-class NCE with novel MOA to enhance anti-PD-(L)1 response in KRASm/STK11m cancers Tumor Volume (mm3) Tumor Volume (mm3)

MYC: Platform to identify small molecule inhibitors of MYC Goal: Use the map-based inference platform to: Identify novel small molecules that inhibit MYC activity for the treatment of diverse cancers characterized by aberrant activation of MYC pathway Identify multiple hit series that mimic the functional consequence of MYC knockout by multiple mechanisms of action (MYC degradation, inhibition, molecular glues) Phenomap insight: Complex MYC biology is represented in the map with MYC inhibitors identified due to their inferred relationship to the MYC gene knockout Result: Identified hits selectively induce cell death in c-MYC dependent cell lines, while not affecting cell viability in c-MYC independent cells Selective effect on c-MYC amplified and c-MYC dependent cell line proliferation for two hit molecules identified using Recursion’s Platform Tumor-targeted precision therapeutics MYC: Platform to identify small molecule inhibitors of MYC

Additional Context

Recursion is a clinical stage TechBio company Mapping and Navigating biology and chemistry with the goal of bringing better medicines to patients faster and at lower cost via an Internal Pipeline and Partnerships The Leading TechBio Mission is to decode biology to radically improve lives >150 biologists, chemists and drug developers >150 data scientists, software programmers, and engineers Mapping & Navigating 1st novel biological insights identified with AI-enabled mapping ~19 petabytes of proprietary biological & chemical data generated in-house 2.5 trillion predicted biological and chemical relationships to mine for compelling novel programs Internal Pipeline 3 programs initiated Ph2 or Ph2/3 clinical trials 1 program preparing to initiate a Ph2 clinical trial 1 program initiated Ph1 clinical trial Dozens of preclinical and discovery programs Transformational Partnerships >$230M in upfront payments and investment to date from partners >$500M in potential research milestones and data usage options >$13B in potential project milestones across 50+ possible programs in addition to royalties Recursion is Leading the TechBio Revolution

Images adapted from Jayatunga, M., et al. Nature Reviews Drug Discovery 2022. The biopharmaceutical industry faces pressure amidst declining efficiency in drug discovery Top-20 Pharma Companies AI-Native Drug Discovery Companies AI-enabled drug discovery efforts have proliferated alongside the declining efficiency of traditional approaches Number of Clinical and Preclinical Assets Number of Clinical and Preclinical Assets

World’s literature reviewed People generate hypotheses Hypotheses validated in low dimensional assays Millions of disparate journal articles and publications Many data cannot be independently replicated Human-selected low dimensional assays prone to confirmation bias Humans prone to confirmation bias MAP OF BIOLOGY AND CHEMISTRY 2.5 trillion predicted relationships from >100M reproducible experiments Scientists navigate machine-generated hypotheses with unmet need and data arbitrage in mind Chosen hypotheses automatically validated using orthogonal high-dimensional assays Massive, relatable proprietary map of searchable biology and chemistry Data highly replicable and scalable High-dimensional orthogonal validation minimizes ‘leak’ of poor hypotheses to later stages Minimization of human bias Maximization of biological systems relevance Approach is designed with the goal of achieving higher clinical success rates Traditional Drug Discovery LIMITATIONS BENEFITS <10% clinical success rate Increased efficiency of translation: more scale, more speed, less cost Translation Recursion Approach A move from traditional drug discovery towards mapping and navigating biology and chemistry

Program 1 Program 1 Program 1 Program 1 Program 1 Program 1 Program 1 Transformational collaborations provide multiple potential value inflection points Illustrative example of potential value inflection points Clinical and Approval Milestones Pre-Clinical Milestones Upfront Fee Programs 2 through N Programs 2 through N Programs 2 through N Programs 2 through N Programs 2 through N Collaboration Timeline Programs 2 through N Programs 2 through N Royalties & Commercial Milestones Programs 2 through N Value Program 1 Program 1 Program 1 Program 1 Program 1 Program 1 Program 1 Programs 2 through N Programs 2 through N Technical and Map-Based Milestones Programs 2 through N Programs 2 through N

Drug Prediction Correct? Hydroxychloroquine x ✓ Lopinavir x ✓ Ritonavir x ✓ Remdesivir ✓ ✓ Baricitinib ✓ ✓ Tofacitinib ✓ ✓ Ivermectin x ✓ Fluvoxamine x ✓ Dexamethasone x x Recursion conducted several AI-enabled experiments in April 2020 to investigate therapeutic potential for COVID-19 Drugs investigated included FDA-approved drugs, EMA-approved drugs or compounds in late-stage clinical trials for modulation of the effect of SARS-CoV-2 on human cells The resulting experiments were then compiled into the RxRx19 dataset, which comprised of 860+ GB of data from our screens Data was made available to the community to accelerate the development of methods and pandemic treatments. The Recursion OS predicted 8 of 9 randomized clinical trials correctly, in both early and late-stage COVID-19 COVID-19 Research https://www.biorxiv.org/content/10.1101/2020.04.21.054387v1

Recursion is a leading TechBio company

Growth in capabilities, proprietary data, programs, and partnerships Increasing business opportunities Reducing binary risks We are a biotechnology company scaling more like a technology company, as demonstrated by our growth in inputs (experiments) and growth in outputs (data, biological and chemical relationships, programs, and partnerships). (1) Includes approximately 500,000 compounds from Bayer’s proprietary library. (2) ‘Predicted Relationships’ refers to the number of Unique Perturbations that have been predicted using our maps. (3) Announced a collaboration with Roche and Genentech in December 2021 and received an upfront payment of $150 million in January 2022. A biotechnology company scaling more like a technology company Year 2018 2019 2020 2021 Total Phenomic Experiments (Millions) 8 24 56 115 Data (PB) 1.8 4.3 6.8 12.9 Cell Types 12 25 36 38 Total Chemical Library1 (Thousands) 24 106 706 978 In Silico Chemistry Library (Billions) 0 0.02 3 12 Predicted Biological and Chemical Relationships2 (Billions) NA NA 13 203 IND-Enabling and Clinical Stage Programs 1 2 4 5 Cumulative Upfront and Investment Payments Committed by Partners3 $0 $0 $80M $230M Cumulative Potential Payments from Partners Excluding Royalties $0 $0 >$1B >$13B